DISCOVER FINANCIAL SERVICES								Exhibit 99.2
EARNINGS SUMMARY
(unaudited, in millions, except per share statistics)
	Quarter Ended
	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	March 31, 2014 vs. March 31, 2013
EARNINGS SUMMARY
Interest Income	$1,833	$1,842	$1,787	$1,727	$1,708	$125	7%
Interest Expense	270	273	278	297	298	(28)	(9%)
Net Interest Income	1,563	1,569	1,509	1,430	1,410	153	11%
Discount/Interchange Revenue	519	574	550	546	492	27	5%
Rewards Cost	265	295	274	238	229	36	16%
Discount and Interchange Revenue, net	254	279	276	308	263	(9)	(3%)
Protection Products Revenue	83	84	90	88	88	(5)	(6%)
Loan Fee Income	83	85	78	76	81	2	2%
Transaction Processing Revenue	44	46	46	47	53	(9)	(17%)
Other Income	51	66	63	92	97	(46)	(47%)
Total Other Income	515	560	553	611	582	(67)	(12%)

Revenue Net of Interest Expense	2,078	2,129	2,062	2,041	1,992	86	4%

Provision for Loan Losses	272	354	333	240	159	113	71%

Employee Compensation and Benefits	307	297	292	285	290	17	6%
Marketing and Business Development	169	189	174	185	169	0	0%
Information Processing & Communications	84	89	81	85	78	6	8%
Professional Fees	99	108	97	101	104	(5)	(5%)
Premises and Equipment	23	22	21	20	19	4	21%
Other Expense	102	133	118	144	93	9	10%
Total Other Expense	784	838	783	820	753	31	4%

Income Before Income Taxes	1,022	937	946	981	1,080	(58)	(5%)
Tax Expense	391	335	353	379	407	(16)	(4%)
Net Income	$631	$602	$593	$602	$673	($42)	(6%)

Net Income Allocated to Common Stockholders	$618	$588	$579	$588	$659	($41)	(6%)

Effective Tax Rate	38.3%	35.8%	37.3%	38.6%	37.7%

Net Interest Margin	9.87%	9.81%	9.64%	9.44%	9.39%	48	bps
ROE	23%	22%	23%	23%	27%

Ending Common Shares Outstanding	468	472	479	486	493	(25)	(5%)
Weighted Average Common Shares Outstanding	471	475	482	489	496	(25)	(5%)
Weighted Average Common Shares Outstanding (fully diluted)	472	477	484	490	497	(25)	(5%)

PER SHARE STATISTICS
Basic EPS	$1.31	$1.24	$1.20	$1.20	$1.33	($0.02)	(2%)
Diluted EPS	$1.31	$1.23	$1.20	$1.20	$1.33	($0.02)	(2%)
Common Stock Price (period end)	$58.19	$55.95	$50.54	$47.64	$44.84	$13.35	30%
Book Value per share	$23.53	$22.89	$22.14	$21.52	$20.90	$2.63	13%

Note: See Glossary of Financial Terms for definitions of financial terms.

DISCOVER FINANCIAL SERVICES
EARNINGS SUMMARY
(unaudited, in millions)
	Quarter Ended
	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	March 31, 2014 vs. March 31, 2013
SEGMENT- INCOME BEFORE INCOME TAXES
Direct Banking	$994	$911	$918	$1,002	$1,033	($39)	(4%)
Payment Services	28	26	28	(21)	47	(19)	(40%)
Total	$1,022	$937	$946	$981	$1,080	($58)	(5%)

TRANSACTIONS PROCESSED ON NETWORKS
Discover Network	461	522	500	483	442	19	4%
PULSE Network	1,037	1,044	1,053	1,067	1,023	14	1%
Total	1,498	1,566	1,553	1,550	1,465	33	2%

NETWORK VOLUME
PULSE Network	$41,927	$40,368	$39,458	$40,060	$39,919	$2,008	5%
Network Partners	2,381	2,613	2,507	2,442	2,246	135	6%
Diners Club International [1]	6,527	6,826	6,549	6,848	6,644	(117)	(2%)
Total Payment Services	50,835	49,807	48,514	49,350	48,809	2,026	4%
Discover Network - Proprietary	26,547	30,622	28,880	28,551	25,738	809	3%
Total	$77,382	$80,429	$77,394	$77,901	$74,547	$2,835	4%

[1] Volume is derived from data provided by licensees for Diners Club branded cards issued outside of North America and is subject to subsequent revision or amendment.
Note: See Glossary of Financial Terms for definitions of financial terms.

DISCOVER FINANCIAL SERVICES
BALANCE SHEET STATISTICS
(unaudited, in millions)
	Quarter Ended
	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	March 31, 2014 vs. March 31, 2013
BALANCE SHEET SUMMARY
Assets
Cash and Investment Securities	$13,858	$11,727	$10,820	$11,224	$13,819	$39	0%
Total Loan Receivables	63,852	65,771	62,738	61,703	60,384	3,468	6%
Allowance for Loan Losses	(1,591)	(1,648)	(1,598)	(1,556)	(1,634)	43	3%
Net Loan Receivables	62,261	64,123	61,140	60,147	58,750	3,511	6%
Premises and Equipment, net	668	654	639	607	572	96	17%
Goodwill and Intangible Assets, net	466	469	472	475	473	(7)	(1%)
Other Assets	2,331	2,367	2,473	2,491	2,525	(194)	(8%)
Total Assets	$79,584	$79,340	$75,544	$74,944	$76,139	$3,445	5%

Liabilities & Stockholders' Equity
Direct to Consumer and Affinity Deposits	$28,711	$28,357	$28,854	$29,063	$28,724	($13)	(0%)
Brokered Deposits and Other Deposits	16,273	16,602	14,263	13,505	13,670	2,603	19%
Deposits	44,984	44,959	43,117	42,568	42,394	2,590	6%
Borrowings	20,306	20,614	18,789	18,295	19,520	786	4%
Accrued Expenses and Other Liabilities	3,273	2,958	3,036	3,633	3,926	(653)	(17%)
Total Liabilities	68,563	68,531	64,942	64,496	65,840	2,723	4%
Total Equity	11,021	10,809	10,602	10,448	10,299	722	7%
Total Liabilities and Stockholders' Equity	$79,584	$79,340	$75,544	$74,944	$76,139	$3,445	5%

BALANCE SHEET STATISTICS
Total Common Equity	$10,461	$10,249	$10,042	$9,888	$9,739	$722	7%
Total Common Equity/Total Assets	13.1%	12.9%	13.3%	13.2%	12.8%
Total Common Equity/Net Loans	16.8%	16.0%	16.4%	16.4%	16.6%

Tangible Assets	$79,118	$78,871	$75,072	$74,469	$75,666	$3,452	5%
Tangible Common Equity [1]	$9,995	$9,780	$9,570	$9,413	$9,266	$729	8%
Tangible Common Equity/Tangible Assets [1]	12.6%	12.4%	12.7%	12.6%	12.2%
Tangible Common Equity/Net Loans [1]	16.1%	15.3%	15.7%	15.6%	15.8%
Tangible Common Equity per share [1]	$21.34	$20.71	$19.99	$19.38	$18.80	$2.54	14%

REGULATORY CAPITAL RATIOS
Total Risk Based Capital Ratio	18.1%	17.4%	17.9%	17.8%	17.9%
Tier 1 Risk Based Capital Ratio	15.8%	15.2%	15.6%	15.5%	15.6%
Tier 1 Common Capital Ratio [2]	14.9%	14.3%	14.7%	14.6%	14.7%
Tier 1 Leverage Ratio	13.4%	13.4%	13.7%	13.4%	13.4%

LIQUIDITY
Liquidity Portfolio	$12,141	$11,115	$10,177	$9,717	$12,530	($389)	(3%)
Undrawn Credit Facilities [3]	22,284	21,500	20,987	18,496	17,415	4,869	28%
Total Liquidity	$34,425	$32,615	$31,164	$28,213	$29,945	$4,480	15%

[1] Tangible Common Equity ("TCE") is a non-GAAP measure. The Company believes TCE is a more meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure see Reconciliation of GAAP to non-GAAP Data schedule.

[2] Tier 1 Common Capital Ratio is calculated using tier 1 common capital, a non-GAAP measure. The Company believes the tier 1 common capital ratio is meaningful to investors to assess the quality and composition of the Company’s capital. For corresponding reconciliation of tier 1 common capital to a GAAP financial measure see Reconciliation of GAAP to non-GAAP Data schedule.

[3] Excludes investments pledged to the Federal Reserve, which is included within the liquidity portfolio.
Note: See Glossary of Financial Terms for definitions of financial terms.

DISCOVER FINANCIAL SERVICES
AVERAGE BALANCE SHEET
(unaudited, in millions)
	Quarter Ended
	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	March 31, 2014 vs. March 31, 2013
AVERAGE BALANCES
Assets
Cash and Investment Securities	$11,244	$11,661	$9,732	$11,097	$10,497	$747	7%
Restricted Cash	1,768	488	438	1,176	720	1,048	146%
Credit Card Loans	51,347	50,957	50,017	49,002	49,267	2,080	4%
Private Student Loans	8,377	8,124	7,941	7,925	7,989	388	5%
Personal Loans	4,259	4,114	3,843	3,511	3,344	915	27%
Other Loans	244	248	309	355	303	(59)	(19%)
Total Loans	64,227	63,443	62,110	60,793	60,903	3,324	5%
Total Interest Earning Assets	77,239	75,592	72,280	73,066	72,120	5,119	7%
Allowance for Loan Losses	(1,678)	(1,575)	(1,564)	(1,600)	(1,822)	144	8%
Other Assets	4,271	4,405	4,352	4,274	4,362	(91)	(2%)
Total Assets	$79,832	$78,422	$75,068	$75,740	$74,660	$5,172	7%

Liabilities and Stockholders' Equity
Direct to Consumer and Affinity Deposits	$28,572	$28,592	$29,009	$28,946	$28,391	$181	1%
Brokered Deposits and Other Deposits	16,280	15,669	13,414	13,756	13,663	2,617	19%
Total Interest-bearing Deposits	44,852	44,261	42,423	42,702	42,054	2,798	7%
Short-term Borrowings	93	114	173	270	240	(147)	(61%)
Securitized Borrowings	17,014	16,584	15,625	16,412	16,574	440	3%
Other Long-term Borrowings	3,572	3,099	2,778	2,487	2,059	1,513	73%
Total Interest-bearing Liabilities	65,531	64,058	60,999	61,871	60,927	4,604	8%
Other Liabilities & Stockholders' Equity	14,301	14,364	14,069	13,869	13,733	568	4%
Total Liabilities and Stockholders' Equity	$79,832	$78,422	$75,068	$75,740	$74,660	$5,172	7%

AVERAGE RATES
Assets
Cash and Investment Securities	0.75%	0.77%	0.79%	0.82%	0.89%	(14)	bps
Restricted Cash	0.08%	0.06%	0.09%	0.11%	0.10%	(2)	bps
Credit Card Loans	12.14%	12.08%	12.00%	11.97%	11.94%	20	bps
Private Student Loans	6.85%	6.63%	6.51%	6.52%	6.52%	33	bps
Personal Loans	12.54%	12.53%	12.57%	12.51%	12.45%	9	bps
Other Loans	3.27%	3.12%	3.43%	3.27%	3.50%	(23)	bps
Total Loans	11.44%	11.38%	11.29%	11.24%	11.22%	22	bps
Total Interest Earning Assets	9.62%	9.67%	9.81%	9.48%	9.60%	2	bps

Liabilities and Stockholders' Equity
Direct to Consumer and Affinity Deposits	1.29%	1.33%	1.42%	1.50%	1.53%	(24)	bps
Brokered Deposits and Other Deposits	1.54%	1.58%	1.92%	2.21%	2.36%	(82)	bps
Total Interest-bearing Deposits	1.38%	1.42%	1.58%	1.73%	1.80%	(42)	bps
Short-term Borrowings	1.90%	2.04%	1.78%	1.36%	1.45%	45	bps
Securitized Borrowings	1.67%	1.65%	1.70%	1.78%	1.84%	(17)	bps
Other Long-term Borrowings	5.24%	5.78%	5.91%	6.26%	7.04%	(180)	bps
Total Interest-bearing Liabilities	1.67%	1.69%	1.81%	1.92%	1.99%	(32)	bps

Net Interest Margin	9.87%	9.81%	9.64%	9.44%	9.39%	48	bps
Net Yield on Interest-earning Assets	8.21%	8.23%	8.28%	7.85%	7.93%	28	bps

Note: See Glossary of Financial Terms for definitions of financial terms.

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)
	Quarter Ended
	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	March 31, 2014 vs. March 31, 2013
TOTAL LOAN RECEIVABLES
Ending Loans [1,2]	$63,852	$65,771	$62,738	$61,703	$60,384	$3,468	6%
Average Loans [1,2]	$64,227	$63,443	$62,110	$60,793	$60,903	$3,324	5%

Interest Yield	11.44%	11.38%	11.29%	11.24%	11.22%	22	bps
Gross Principal Charge-off Rate	2.82%	2.63%	2.66%	2.99%	3.00%	(18)	bps
Gross Principal Charge-off Rate excluding PCI Loans [3]	3.01%	2.82%	2.86%	3.23%	3.24%	(23)	bps
Net Principal Charge-off Rate	2.08%	1.90%	1.86%	2.10%	2.08%	0	bps
Net Principal Charge-off Rate excluding PCI Loans [3]	2.22%	2.03%	2.00%	2.27%	2.25%	(3)	bps
Delinquency Rate (over 30 days) excluding PCI Loans [3]	1.65%	1.64%	1.60%	1.50%	1.68%	(3)	bps
Delinquency Rate (over 90 days) excluding PCI Loans [3]	0.80%	0.77%	0.72%	0.73%	0.84%	(4)	bps
Gross Principal Charge-off Dollars	$447	$421	$416	$453	$449	($2)	(0%)
Net Principal Charge-off Dollars	$329	$304	$291	$318	$313	$16	5%
Net Interest and Fee Charge-off Dollars	$89	$82	$79	$85	$93	($4)	(4%)
Loans Delinquent Over 30 Days [3]	$985	$1,010	$933	$861	$940	$45	5%
Loans Delinquent Over 90 Days [3]	$478	$475	$421	$419	$469	$9	2%

Allowance for Loan Loss (period end)	$1,591	$1,648	$1,598	$1,556	$1,634	($43)	(3%)
Change in Loan Loss Reserves	($57)	$50	$42	($78)	($154)	$97	63%
Reserve Rate	2.49%	2.51%	2.55%	2.52%	2.71%	(22)	bps
Reserve Rate Excluding PCI Loans [3]	2.61%	2.63%	2.73%	2.72%	2.93%	(32)	bps

CREDIT CARD LOANS
Ending Loans	$50,879	$53,150	$50,360	$49,791	$48,655	$2,224	5%
Average Loans	$51,347	$50,957	$50,017	$49,002	$49,267	$2,080	4%

Interest Yield	12.14%	12.08%	12.00%	11.97%	11.94%	20	bps
Gross Principal Charge-off Rate	3.22%	2.98%	3.02%	3.41%	3.48%	(26)	bps
Net Principal Charge-off Rate	2.32%	2.09%	2.05%	2.34%	2.36%	(4)	bps
Delinquency Rate (over 30 days)	1.72%	1.72%	1.67%	1.58%	1.77%	(5)	bps
Delinquency Rate (over 90 days)	0.87%	0.84%	0.78%	0.80%	0.91%	(4)	bps
Gross Principal Charge-off Dollars	$408	$384	$381	$417	$422	($14)	(3%)
Net Principal Charge-off Dollars	$294	$269	$258	$286	$287	$7	2%
Loans Delinquent Over 30 Days	$876	$912	$843	$789	$862	$14	2%
Loans Delinquent Over 90 Days	$442	$447	$395	$398	$442	$0	0%

Allowance for Loan Loss (period end)	$1,342	$1,406	$1,393	$1,360	$1,453	($111)	(8%)
Change in Loan Loss Reserves	($64)	$13	$33	($93)	($160)	$96	60%
Reserve Rate	2.64%	2.65%	2.77%	2.73%	2.99%	(35)	bps

Total Discover Card Volume	$28,077	$31,755	$30,275	$29,684	$26,880	$1,197	4%
Discover Card Sales Volume	$25,697	$29,530	$27,989	$27,574	$24,864	$833	3%

[1] Total Loans includes mortgages and other loans.

[2] Purchased Credit Impaired ("PCI") loans are loans that were acquired in which a deterioration in credit quality occurred between the origination date and the acquisition date. These loans were initially recorded at fair value and accrete interest income over the estimated lives of the loans as long as cash flows are reasonably estimable, even if the loans are contractually past due. PCI loans are private student loans and are included in total loan receivables.

[3] Excludes PCI loans (described above) which are accounted for on a pooled basis. Since a pool is accounted for as a single asset with a single composite interest rate and aggregate expectation of cash flows, the past-due status of a pool, or that of the individual loans within a pool, is not meaningful. Because the company is recognizing interest income on a pool of loans, it is all considered to be performing.

Note: See Glossary of Financial Terms for definitions of financial terms.

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)
	Quarter Ended
	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	March 31, 2014 vs. March 31, 2013
PRIVATE STUDENT LOANS
Ending Loans	$8,372	$8,148	$8,125	$7,881	$7,987	$385	5%
Ending PCI Loans [1]	$4,046	$4,178	$4,303	$4,434	$4,561	($515)	(11%)

Interest Yield	6.85%	6.63%	6.51%	6.52%	6.52%	33	bps
Net Principal Charge-off Rate	0.67%	0.67%	0.60%	0.68%	0.35%	32	bps
Net Principal Charge-off Rate excluding PCI Loans [2]	1.31%	1.41%	1.33%	1.58%	0.82%	49	bps
Delinquency Rate (over 30 days) excluding PCI Loans [2]	1.79%	1.66%	1.60%	1.38%	1.48%	31	bps

Reserve Rate	1.45%	1.39%	1.02%	1.04%	1.04%	41	bps
Reserve Rate excluding PCI Loans [2]	2.16%	2.14%	2.18%	2.38%	2.43%	(27)	bps

PERSONAL LOANS
Ending Loans	$4,310	$4,191	$3,995	$3,630	$3,395	$915	27%

Interest Yield	12.54%	12.53%	12.57%	12.51%	12.45%	9	bps
Net Principal Charge-off Rate	2.07%	2.00%	2.01%	2.24%	2.30%	(23)	bps
Delinquency Rate (over 30 days)	0.68%	0.70%	0.65%	0.64%	0.76%	(8)	bps

Reserve Rate	2.52%	2.67%	2.66%	2.70%	2.86%	(34)	bps

[1] Purchased Credit Impaired ("PCI") loans are loans that were acquired in which a deterioration in credit quality occurred between the origination date and the acquisition date. These loans were initially recorded at fair value and accrete interest income over the estimated lives of the loans as long as cash flows are reasonably estimable, even if the loans are contractually past due. PCI loans are private student loans and are included in total loan receivables.

[2] Excludes PCI loans (described above) which are accounted for on a pooled basis. Since a pool is accounted for as a single asset with a single composite interest rate and aggregate expectation of cash flows, the past-due status of a pool, or that of the individual loans within a pool, is not meaningful. Because the company is recognizing interest income on a pool of loans, it is all considered to be performing.

Note: See Glossary of Financial Terms for definitions of financial terms.

DISCOVER FINANCIAL SERVICES
SEGMENT RESULTS
(unaudited, in millions)
	Quarter Ended
	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	March 31, 2014 vs. March 31, 2013
DIRECT BANKING
Interest Income	$1,833	$1,842	$1,787	$1,727	$1,708	$125	7%
Interest Expense	270	273	278	297	298	(28)	(9%)
Net Interest Income	1,563	1,569	1,509	1,430	1,410	153	11%
Other Income	436	475	475	531	495	(59)	(12%)
Revenue Net of Interest Expense	1,999	2,044	1,984	1,961	1,905	94	5%
Provision for Loan Losses	270	352	333	225	159	111	70%
Total Other Expense	735	781	733	734	713	22	3%
Income Before Income Taxes	$994	$911	$918	$1,002	$1,033	($39)	(4%)

Net Interest Margin	9.88%	9.82%	9.65%	9.44%	9.39%	49	bps
Pretax Return on Loan Receivables	6.29%	5.70%	5.88%	6.61%	6.87%	(58)	bps

PAYMENT SERVICES
Interest Income	$—	$—	$—	$—	$—	$—	NM
Interest Expense	—	—	—	—	—	—	NM
Net Interest Income	—	—	—	—	—	—	NM
Other Income	79	85	78	80	87	(8)	(9%)
Revenue Net of Interest Expense	79	85	78	80	87	(8)	(9%)
Provision for Loan Losses	2	2	—	15	—	2	NM
Total Other Expense	49	57	50	86	40	9	23%
Income Before Income Taxes	$28	$26	$28	($21)	$47	($19)	(40%)

Note: See Glossary of Financial Terms for definitions of financial terms.

DISCOVER FINANCIAL SERVICES
GLOSSARY OF FINANCIAL TERMS

Book Value per share represents total equity divided by ending common shares outstanding.

Delinquency Rate (Over 30 Days) represents loans delinquent over thirty days divided by ending loans (total or respective loans, as appropriate).

Delinquency Rate (Over 90 Days) represents loans delinquent over ninety days divided by ending loans (total or respective loans, as appropriate).

Earnings Per Share represents net income allocated to common stockholders divided by the weighted average common shares outstanding.

Effective Tax Rate represents tax expense divided by income before income taxes.

Gross Principal Charge-off Rate represents gross principal charge-off dollars (annualized) divided by average loans for the reporting period.

Interest Yield represents interest income on loan receivables (annualized) divided by average loans for the reporting period.

Liquidity Portfolio represents cash and cash equivalents (excluding cash-in-process) and other investments.

Net Income Allocated to Common Stockholders represents net income less (i) dividends and accretion of discount on shares of preferred stock and (ii) income allocated to participating securities.

Net Interest Margin represents net interest income (annualized) divided by average total loans for the period.

Net Principal Charge-off Rate represents net principal charge-off dollars (annualized) divided by average loans for the reporting period.

Pretax Return on Loan Receivables represents income before income taxes (annualized) divided by total average loans for the period.

Proprietary Network Volume represents gross proprietary sales volume on the Discover Network.

Regulatory Capital Ratios are regulatory measures used to evaluate capital adequacy. To be considered "well-capitalized," total risk-based, tier 1 risk-based, and tier 1 leverage ratios of 10%, 6% and 5% respectively must be maintained. Total Risk Based Capital Ratio represents total capital divided by risk-weighted assets. Tier 1 Capital Ratio represents tier 1 capital divided by risk-weighted assets. Tier 1 Leverage Ratio represents tier 1 capital divided by average total assets. Tier 1 Common Capital Ratio represents tier 1 common capital, a non-GAAP measure, divided by risk-weighted assets. For corresponding reconciliation of tier 1 common capital to a GAAP financial measure, see Reconciliation of GAAP to Non-GAAP Data schedule.

Reserve Rate represents the allowance for loan losses divided by total loans.

Return on Equity represents net income (annualized) divided by average total equity for the reporting period.

Tangible Assets represents total assets less goodwill and intangibles.

Tangible Common Equity ("TCE"), a non-GAAP financial measure, represents total common equity less goodwill and intangibles. The Company believes TCE is a more meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of GAAP to Non-GAAP Data schedule.

Tangible Common Equity/Net Loans, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by total loans less the allowance for loan loss (period end).

Tangible Common Equity per Share, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by ending common shares outstanding.

Tangible Common Equity/Tangible Assets, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by total assets less goodwill and intangibles.

Undrawn Credit Facilities represents asset-backed conduit funding facilities and Federal Reserve discount window (excluding investments pledged to the Federal Reserve, which are included within the liquidity investment portfolio).

DISCOVER FINANCIAL SERVICES
RECONCILIATION OF GAAP TO NON-GAAP DATA
(unaudited, in millions)
	Quarter Ended
	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013
GAAP total common equity	$10,461	$10,249	$10,042	$9,888	$9,739
Less: Goodwill	(284)	(284)	(284)	(284)	(286)
Less: Intangibles	(182)	(185)	(188)	(191)	(187)
Tangible common equity [1]	$9,995	$9,780	$9,570	$9,413	$9,266
Effect of certain items in accumulated other comprehensive income (loss) excluded from tier 1 common capital	71	69	110	106	83
Total tier 1 common capital [2]	$10,066	$9,849	$9,680	$9,519	$9,349

Risk weighted assets	$67,365	$68,649	$65,741	$65,087	$63,598
Tier 1 common capital ratio [3]	14.9%	14.3%	14.7%	14.6%	14.7%

GAAP book value per share	$23.53	$22.89	$22.14	$21.52	$20.90
Less: Goodwill	(0.60)	(0.60)	(0.59)	(0.59)	(0.58)
Less: Intangibles	(0.39)	(0.39)	(0.39)	(0.40)	(0.38)
Less: Preferred Stock	(1.20)	(1.19)	(1.17)	(1.15)	(1.14)
Tangible common equity per share	$21.34	$20.71	$19.99	$19.38	$18.80

[1] Tangible common equity ("TCE"), a non-GAAP financial measure, represents common equity less goodwill and intangibles. A reconciliation of TCE to common equity, a GAAP financial measure, is shown above. Other financial services companies may also use TCE and definitions may vary, so we advise users of this information to exercise caution in comparing TCE of different companies. TCE is included because management believes that common equity excluding goodwill and intangibles is a more meaningful measure to investors of the true net asset value of the company.

[2] Tier 1 common capital, a non-GAAP financial measure, represents common equity and the effect of certain items in accumulated other comprehensive income (loss) excluded from tier 1 common capital, less goodwill and intangibles. A reconciliation of tier 1 common capital to common equity, a GAAP financial measure, is shown above. Other financial services companies may also use tier 1 common capital and definitions may vary, so we advise users of this information to exercise caution in comparing tier 1 common capital of different companies. Tier 1 common capital is included to support the tier 1 common capital ratio which is meaningful to investors to assess the quality and composition of the Company’s capital.

[3] Tier 1 common capital ratio is calculated using tier 1 common capital, a non-GAAP measure, divided by risk weighted assets.